                                                                    EXHIBIT 99.4

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the combined financial position or results of operations for future periods or the financial position or results of operations that actually would have been realized had American Medical Systems Holdings, Inc. and Cryogen, Inc. been a combined company during the specified periods. The unaudited pro forma condensed combined financial statements, including the related notes, are qualified in their entirety by reference to, and should be read in conjunction with, the historical financial statements and related notes of American Medical Systems Holdings, Inc., included in its Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on March 29, 2002 and October 28, 2002, respectively, and the historical audited financial statements and related notes of Cryogen, Inc., included elsewhere in this Form 8-K/A.

The following unaudited pro forma condensed combined financial statements are accounted for in accordance with Statement of Financial Accounting Standards No. 141, Business Combinations. The pro forma adjustments are based upon preliminary estimates and available information. Final purchase accounting adjustments may differ from the pro forma adjustments presented. The pro forma condensed combined financial statements are based on the respective historical financial statements of American Medical Systems Holdings, Inc. and Cryogen, Inc. and assumes the acquisition took place on January 1, 2001, for the statements of operations, and September 29, 2002, for the balance sheet. The pro forma adjustments are based on the estimates and assumptions set forth in the notes to such statements.

                     AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                            AS OF SEPTEMBER 29, 2002
                                   (THOUSANDS)

                                                     AMERICAN
                                                      MEDICAL                                               PRO FORMA
                                                      SYSTEMS         CRYOGEN           ADJUSTMENTS         COMBINED
                                                    ------------    ------------       ------------       ------------
ASSETS
Current assets:
   Cash and cash equivalents                        $     71,801    $      1,803       $    (40,000)(a)   $     32,411
                                                                                             (1,193)(c)
   Accounts receivable, net                               25,244             693                 --             25,937
   Inventories                                            13,533           2,382                 --             15,915
   Deferred taxes                                          6,912              --                 --              6,912
   Other current assets                                    2,431             164                 --              2,595
                                                    ------------    ------------       ------------       ------------
      Total current assets                               119,921           5,042            (41,193)            83,770
Property, plant and equipment, net                        21,926           1,410                                23,336
Goodwill, net                                             82,365              --             35,698(a)         118,063
Intangibles, net                                          14,096             411                                14,507

Deferred income taxes                                      2,230              --                 --              2,230
Investments in technology and other assets                 4,756              56                 --              4,812
                                                    ------------    ------------       ------------       ------------
      Total assets                                  $    245,294    $      6,919       $     (5,495)      $    246,718
                                                    ============    ============       ============       ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable                                 $      2,298    $        471                 --       $      2,769
   Accrued liabilities                                    21,200           1,687             (7,085)(b)         15,802
   Bank loans                                                 --             360                 --                360
   Current portion of notes payable                        5,454              29                 --              5,483
                                                    ------------    ------------       ------------       ------------
      Total current liabilities                           28,952           2,547             (7,085)            24,414
Long-term notes payable                                   19,909              70                 --             19,979
Other long-term liabilities                                1,241              --                 --              1,241

Redeemable convertible preferred stock                        --          47,564            (47,564)(a)             --

Stockholders' equity:
   Convertible preferred stock                                --          13,501            (13,501)(a)             --
Common stock                                                 324             436               (436)(a)            324
   Additional paid-in capital                            197,622                                 --            197,622
   Deferred compensation                                    (239)                                --               (239)
   Accumulated other comprehensive loss                   (1,465)             --                                (1,465)
   Accumulated deficit                                    (1,050)        (57,199)            57,199(a)           4,842
                                                                                              7,085(b)
                                                                                             (1,193)(c)
                                                    ------------    ------------       ------------       ------------
      Total stockholders' equity                         195,192         (43,262)            49,154            201,084
                                                    ------------    ------------       ------------       ------------
      Total liabilities and stockholders' equity    $    245,294    $      6,919       $     (5,495)      $    246,718
                                                    ============    ============       ============       ============


               The accompanying notes are an integral part of the
                       consolidated financial statements.

                     AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 29, 2001
                       (THOUSANDS, EXCEPT PER SHARE DATA)

                                        AMERICAN
                                         MEDICAL                                           PRO FORMA
                                         SYSTEMS        CRYOGEN       ADJUSTMENTS          COMBINED
                                      ------------    ------------    ------------       ------------
Net sales                             $    117,938    $      1,950              --            119,888

Operating expenses:
Cost of sales                               23,140           3,880              --             27,020
Marketing and sales                         44,931           7,208              --             52,139
General and administrative                  12,156           2,618              --             14,774
Research and development                    11,899           1,814              --             13,713
Transition and reorganization                1,000              --              --              1,000
Amortization of intangibles                  9,374              --              --              9,374
                                      ------------    ------------    ------------       ------------

Total operating costs                      102,500          15,520              --            118,020

Operating income (loss)                     15,438         (13,570)             --              1,868

Royalty income                               2,926              --              --              2,926
Other income (expense)                      (3,030)             --              --             (3,030)
Interest expense, net                       (2,932)            (60)         (1,100)(c)          4,092
                                      ------------    ------------    ------------       ------------

Income (loss) before income taxes           12,402         (13,630)         (1,100)            (2,328)
Income tax expense                          (5,872)             --           5,179(b)            (275)
                                                                               418(c)
                                      ------------    ------------    ------------       ------------

Net income (loss)                     $      6,530    $    (13,630)   $      4,497       $     (2,603)
                                      ============    ============    ============       ============

Earnings per share:
Basic                                 $       0.22                                       $      (0.08)
Diluted                               $       0.20                                              (0.08)

Weighted average common shares:
Basic                                       29,792                                             29,792
Diluted                                     32,068                                             29,792

               The accompanying notes are an integral part of the
                        consolidated financial statements

                     AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                  FOR THE NINE-MONTHS ENDED SEPTEMBER 29, 2002
                       (THOUSANDS, EXCEPT PER SHARE DATA)

                                       AMERICAN
                                        MEDICAL                                          PRO FORMA
                                        SYSTEMS        CRYOGEN       ADJUSTMENTS          COMBINED
                                     ------------    ------------    ------------       ------------
Net sales                            $    103,816    $      2,048              --       $    105,864

Operating expenses:
Cost of sales                              20,485             442              --             20,927
Marketing and sales                        37,195           3,498              --             40,693
General and administrative                  9,816           2,209              --             12,025
Research and development                    8,727             958              --              9,685
Transition and reorganization                  --              --              --                 --
Amortization of intangibles                 2,817              --              --              2,817
                                     ------------    ------------    ------------       ------------

Total operating expenses                   79,040           7,107              --             86,147

Operating income (loss)                    24,776          (5,059)             --             19,717

Royalty income                              2,279              --              --              2,279
Other income (expense)                        964              --              --                964
Interest expense, net                        (852)             44            (825)(c)         (1,633)
                                     ------------    ------------    ------------       ------------
Income (loss)before income taxes           27,167          (5,015)           (825)            21,327
Income tax benefit (expense)              (10,612)             --           1,906(b)          (8,392)
                                                                              314(c)
                                     ------------    ------------    ------------       ------------

Net income (loss)                    $     16,555    $     (5,015)   $      1,395       $     12,935
                                     ============    ============    ============       ============

Earnings per share:
Basic                                $       0.51                                       $       0.40
Diluted                              $       0.48                                       $       0.38

Weighted average common shares:
Basic                                      32,155                                             32,155
Diluted                                    34,230                                             34,230


               The accompanying notes are an integral part of the
                       consolidated financial statements.

                     AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS


1. ALLOCATION OF PURCHASE PRICE

For this presentation, the Company allocated the December 30, 2002 estimated purchase price of Cryogen, Inc. as follows:

(amounts in thousands)                           Amount
----------------------                        ------------
Goodwill                                      $     35,698
Assets acquired, net of liabilities assumed          4,302
                                              ------------
                                              $     40,000
                                              ============

The purchase price allocation to the assets and liabilities assumed was based on a preliminary estimate to determine their respective values. The Company believes that the preliminary allocations set forth herein are reasonable, but are subject to revision upon completion of a planned independent valuation study.

2. KEY TO PRO FORMA ADJUSTMENTS

The unaudited pro forma condensed combined balance sheet and statements of operations include the adjustments necessary to give effect to the purchase and to reflect the allocation of the purchase price to the fair value of the assets acquired as noted above, including the elimination of Cryogen, Inc.'s equity accounts. Summarized below are the pro forma adjustments necessary to reflect the acquisition of Cryogen, Inc. based upon the purchase method of accounting in accordance with SFAS 141, Business Combinations.

(a) Record the consideration paid for Cryogen, elimination of Cryogen equity accounts, and reflect the excess of the purchase price over the assets acquired.

(b)   Record the tax benefit from the net losses recorded by CryoGen.

(c) To adjust net interest expense due to lower investment income from lower cash balances.